ABERDEEN FUNDS

Aberdeen Focused U.S. Equity Fund

(the “Fund”)

Supplement dated February 20, 2018 to the Prospectus dated November 15, 2017, as supplemented to date (the “Prospectus”)

Effective immediately, the following replaces the table following the second paragraph in the section entitled “Fund Management — Management Fees” in the Prospectus beginning on page 14:

Fund Assets	Management Fee	Actual Rate for Fiscal Year Ended October 31, 2017
On assets up to $500 million	0.75%	0.81	%*
On assets of $500 million up to $2 billion	0.70%
On assets of $2 billion and more	0.65%

* The fees paid for the fiscal year ended October 31, 2017 reflect the management fee rate and expense limitation that was in effect for the Fund prior to the change in the Fund’s name, strategy and fee structure on November 15, 2017. The prior management fee rate for the Fund was 1.15% on assets up to $1 billion and 1.00% on assets in excess of $1 billion.

This supplement is dated February 20, 2018.

Please retain this supplement for future reference.